EXECUTION COPY

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                  as Purchaser,

                           GMAC MORTGAGE CORPORATION,

                             as Seller and Servicer,

                    WALNUT GROVE MORTGAGE LOAN TRUST 2003-A,

                                   as Seller,

                     GMACM HOME EQUITY LOAN TRUST 2004-HE3,

                                   as Issuer,

                                       and

                             WELLS FARGO BANK, N.A.,

                              as Indenture Trustee




                  --------------------------------------------

                        MORTGAGE LOAN PURCHASE AGREEMENT
                  --------------------------------------------



                            Dated as of June 30, 2004

        This Mortgage Loan Purchase Agreement (the "Agreement"), dated as of June 30, 2004, is made among GMAC Mortgage Corporation, as seller ("GMACM") and as servicer (in such capacity, the "Servicer"), Walnut Grove Mortgage Loan Trust 2003-A, as seller ("WG Trust 2003" and, together with GMACM, each a "Seller" and collectively, the "Sellers"), Residential Asset Mortgage Products, Inc., as purchaser (the "Purchaser"), GMACM Home Equity Loan Trust 2004-HE3, as issuer (the "Issuer"), and Wells Fargo Bank, N.A., as indenture trustee (the "Indenture Trustee").


                                   WITNESSETH:

        WHEREAS, GMACM, in the ordinary course of its business acquires and originates home equity loans and acquired or originated all of the home equity loans listed on the Mortgage Loan Schedule attached as Exhibit 1 hereto (the "Initial Mortgage Loans");

        WHEREAS, GMACM sold a portion of the Initial Mortgage Loans (the "WG Trust 2003 Initial Mortgage Loans") and intends to sell a portion of the Subsequent Mortgage Loans to be sold by WG Trust 2003 hereunder, to Walnut Grove Funding, Inc ("Walnut Grove"), pursuant to a Mortgage Loan Purchase Agreement (the "Walnut Grove Purchase Agreement"), dated as of January 31, 2003 (each date of sale, a "Prior Transfer Date") among Walnut Grove, as purchaser, GMACM, as seller, WG Trust 2003, as Issuer and Bank One, National Association, as trustee;

        WHEREAS, Walnut Grove sold the WG Trust 2003 Initial Mortgage Loans to WG Trust 2003 pursuant to a Trust Agreement, dated as of January 31, 2003, between Walnut Grove, as depositor and Wilmington Trust Company, as owner trustee;

        WHEREAS, GMACM owns the Cut-Off Date Principal Balances and the Related Documents for the portion of Initial Mortgage Loans identified on the Mortgage Loan Schedule-A attached as Exhibit 1-A hereto (the "GMACM Initial Mortgage Loans"), including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) the proceeds of any insurance policies covering the GMACM Initial Mortgage Loans;

        WHEREAS, WG Trust 2003 owns the Cut-Off Date Principal Balances and the Related Documents for the WG Trust 2003 Initial Mortgage Loans identified on the Mortgage Loan Schedule-B attached as Exhibit 1-B hereto, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) the proceeds of any insurance policies covering the WG Trust 2003 Initial Mortgage Loans;

        WHEREAS, the parties hereto desire that: (i) GMACM sell the Cut-Off Date Principal Balances of the GMACM Initial Mortgage Loans to the Purchaser on the Closing Date pursuant to the terms of this Agreement together with the Related Documents, and thereafter all Additional Balances relating to the GMACM Initial Mortgage Loans created on or after the Cut-Off Date and prior to the Rapid Amortization Period, (ii) WG Trust 2003 sell the Cut-Off Date Principal Balances of the WG Trust 2003 Initial Mortgage Loans to the Purchaser on the Closing Date pursuant to the terms of this Agreement together with the Related Documents, and thereafter all Additional Balances relating to the WG Trust 2003 Initial


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

Mortgage Loans created on or after the Cut-Off Date and prior to the Rapid Amortization Period, (iii) the Sellers may sell Subsequent Mortgage Loans to the Issuer on one or more Subsequent Transfer Dates pursuant to the terms of the related Subsequent Transfer Agreement, and (iv) the related Seller and GMACM make certain representations and warranties on the Closing Date and on each Subsequent Transfer Date;

        WHEREAS, pursuant to the Trust Agreement, the Purchaser will sell the Initial Mortgage Loans and transfer all of its rights under this Agreement to the Issuer on the Closing Date;

        WHEREAS, pursuant to the terms of the Servicing Agreement, the Servicer will service the Mortgage Loans;

        WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue the Certificates;

        WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue the Notes, secured by the Trust Estate;

        NOW,  THEREFORE,   in  consideration  of  the  mutual  covenants  herein
contained, the parties hereto agree as follows:

ARTICLE I

                                   DEFINITIONS

Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the indenture dated as of June 30, 2004 (the "Indenture"), between the Issuer and the Indenture Trustee, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.2 Other Definitional Provisions. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

        As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

        The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; the term "including" shall mean
"including without limitation"; "or" shall include "and/or"; and the term "proceeds" shall have the meaning ascribed thereto in the UCC.


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

        The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

        Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE II

                  SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

Section 2.1    Sale of Initial Mortgage Loans.

(a) GMACM, by the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under the following, wherever located: (i) the GMACM Initial Mortgage Loans (including the Cut-Off Date Principal Balances now existing and all Additional Balances thereafter arising thereunder to and including the date immediately preceding the commencement of the Rapid Amortization Period relating thereto; provided, however, that any Principal Balance represented by a Draw made during the Rapid Amortization Period and interest thereon and money due or to become due in respect thereof will not be or deemed to be transferred to the Purchaser, and GMACM in such event shall retain ownership of each Principal Balance represented by each such Draw and interest thereon and money due or to become due in respect thereof), all interest accruing thereon, all monies due or to become due thereon, and all collections in respect thereof received on or after the Cut-Off Date (other than interest due thereon prior to the Cut-Off Date); (ii) the interest of GMACM in any insurance policies in respect of the GMACM Initial Mortgage Loans; and (iii) all proceeds of the foregoing; provided, however, that the Purchaser does not assume the obligation under each Loan Agreement relating to a Mortgage Loan to fund Draws to the Mortgagor thereunder, and the Purchaser shall not be obligated or permitted to fund any such Draws, it being agreed that GMACM will retain the obligation to fund future Draws. Such conveyance shall be deemed to be made: (1) with respect to the Cut-Off Date Principal Balances, as of the Closing Date; and
(2) with respect to the amount of each Additional Balance created on or after the Cut-Off Date and prior to the commencement of the Rapid Amortization Period, as of the later of the Closing Date and the date that the corresponding Draw was made pursuant to the related Loan Agreement, subject to the receipt by GMACM of consideration therefor as provided herein under clause (a) of Section 2.3.

(b) Reserved.


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

(c) WG Trust 2003, by the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under the following, and wherever located: (i) the WG Trust 2003 Initial Mortgage Loans (including the Cut-Off Date Principal Balances now existing and its rights to acquire all Additional Balances and Excluded Amounts thereafter arising thereunder, all interest accruing thereon, all monies due or to become due thereon, and all collections in respect thereof received on or after the Cut-Off Date (other than interest thereon in respect of any period prior to the Cut-Off Date)); (ii) the WG Trust 2003's interest in any insurance policies in respect of the WG Trust 2003 Initial Mortgage Loans; and (iii) all proceeds of the foregoing; provided, however, that the Purchaser does not assume the obligation under each Loan Agreement relating to a Mortgage Loan to fund Draws to the Mortgagor thereunder, and the Purchaser shall not be obligated or permitted to fund any such Draws, it being agreed that GMACM will retain the obligation to fund future Draws pursuant to the applicable Walnut Grove Purchase Agreement. Such conveyance shall be deemed to be made: (1) with respect to the Cut-Off Date Principal Balances, as of the Closing Date; and (2) with respect to the amount of each Additional Balance created on or after the Cut-Off Date and prior to the commencement of the Rapid Amortization Period, as of the later of the Closing Date and the date that the corresponding Draw was made pursuant to the related Loan Agreement, subject to the receipt by GMACM of consideration therefor as provided herein under clause (a) of Section 2.3.

(d) In connection with the conveyance by GMACM of the GMACM Initial Mortgage Loans and any Subsequent Mortgage Loans, GMACM further agrees, at its own expense, on or prior to the Closing Date with respect to the Principal Balances of the GMACM Initial Mortgage Loans and on or prior to the related Subsequent Cut-Off Date in the case of such Subsequent Mortgage Loans sold by it, to indicate in its books and records that the GMACM Initial Mortgage Loans have been sold to the Purchaser pursuant to this Agreement, and, in the case of the Subsequent Mortgage Loans, to the Issuer pursuant to the related Subsequent Transfer Agreement, and to deliver to the Purchaser true and complete lists of all of the Mortgage Loans sold by GMACM specifying for each Mortgage Loan (i) its account number and (ii) its Cut-Off Date Principal Balance or Subsequent Cut-Off Date Principal Balance. The Mortgage Loan Schedule indicating such information with respect to the Mortgage Loans sold by GMACM shall be marked as
Exhibit 1-A to this Agreement and is hereby incorporated into and made a part of this Agreement.

(e) In connection with the conveyance by WG Trust 2003 of the WG Trust Initial Mortgage Loans and any Subsequent Mortgage Loans, such Seller further agrees, at its own expense, on or prior to the Closing Date with respect to the Principal Balances of such WG Trust Initial Mortgage Loans and on or prior to the related Subsequent Cut-Off Date in the case of such Subsequent Mortgage Loans sold by it, to indicate in its books and records that the respective WG Trust Initial Mortgage Loans have been sold to the Purchaser pursuant to this Agreement, and, in the case of the Subsequent Mortgage Loans, to the Issuer pursuant to the related Subsequent Transfer Agreement. GMACM, as Servicer of the Mortgage Loans sold by WG Trust 2003, agrees to deliver to the Purchaser true and complete lists of all of the Mortgage Loans sold by each Seller specifying for each Mortgage Loan (i) its account number and (ii) its Cut-Off Date Principal Balance or Subsequent Cut-Off Date Principal Balance. The Mortgage Loan Schedule indicating such information with respect to the Mortgage Loans sold by WG Trust 2003 shall be marked as Exhibit 1-B to this Agreement and is hereby incorporated into and made a part of this Agreement.

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

(f) In connection with the conveyance by GMACM of the GMACM Initial Mortgage Loans and any Subsequent Mortgage Loans sold by it and the conveyance by WG Trust 2003 of the WG Trust Initial Mortgage Loans and any Subsequent Mortgage Loans sold by such Seller, GMACM shall, (A) with respect to each Mortgage Loan, on behalf of the Purchaser deliver to, and deposit with the Custodian, at least five (5) Business Days before the Closing Date in the case of an Initial
Mortgage Loan, and, on behalf of the Issuer, three (3) Business Days prior to the related Subsequent Transfer Date in the case of a Subsequent Mortgage Loan, the original Loan Agreement endorsed or assigned without recourse in blank (which endorsement shall contain either an original signature or a facsimile signature of an authorized officer of GMACM or GMAC Bank) or, with respect to any Mortgage Loan as to which the original Loan Agreement has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit, and any modification agreement or amendment to such Loan Agreement and (B) except as provided in clause (A) with respect to the Loan Agreements, deliver the Mortgage Files to the Servicer.

        Within the time period for the review of each Loan Agreement set forth in Section 2.2 of the Custodial Agreement, if a material defect in any Loan Agreement is discovered which may materially and adversely affect the value of the related Mortgage Loan, or the interests of the Indenture Trustee (as pledgee of the Mortgage Loans), the Noteholders, the Certificateholders or the Enhancer in such Mortgage Loan, including GMACM's failure to deliver the Loan Agreement to the Custodian on behalf of the Indenture Trustee, GMACM shall cure such defect, repurchase the related Mortgage Loan at the Repurchase Price or substitute an Eligible Substitute Loan therefor upon the same terms and conditions set forth in Section 3.1 hereof for breaches of representations and warranties as to the Mortgage Loans. If a material defect in any of the documents in the Mortgage File held by the Servicer is discovered which may materially and adversely affect the value of the related Mortgage Loan, or the interests of the Indenture Trustee (as pledgee of the Mortgage Loans), the Noteholders, the Certificateholders or the Enhancer in such Mortgage Loan, including GMACM's failure to deliver such documents to the Servicer on behalf of the Indenture Trustee, GMACM shall cure such defect, repurchase the related Mortgage Loan at the Repurchase Price or substitute an Eligible Substitute Loan therefor upon the same terms and conditions set forth in Section 3.1 hereof for breaches of representations and warranties as to the Mortgage Loans.

        Upon sale of the Initial Mortgage Loans, the ownership of each Loan Agreement, each related Mortgage and the contents of the related Mortgage File shall be vested in the Purchaser and the ownership of all records and documents with respect to the Initial Mortgage Loans that are prepared by or that come into the possession of any Seller, as a seller of the Initial Mortgage Loans hereunder or by GMACM in its capacity as Servicer under the Servicing Agreement shall immediately vest in the Purchaser, and shall be promptly delivered to the Servicer in the case of the documents in possession of WG Trust 2003 and retained and maintained in trust by GMACM as the Servicer (except for the Loan Agreements, which shall be retained by the Custodian) at the will of the Purchaser, in such custodial capacity only. Each Seller's records will accurately reflect the sale of each Initial Mortgage Loan sold by it to the Purchaser.

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

        The Purchaser hereby acknowledges its acceptance of all right, title and interest to the property conveyed to it pursuant to this Section 2.1.

(g) The parties hereto intend that the transactions set forth herein constitute a sale by the Sellers to the Purchaser of each of the Sellers' right, title and interest in and to their respective Initial Mortgage Loans and other property as and to the extent described above. In the event the transactions set forth herein are deemed not to be a sale, each Seller hereby grants to the Purchaser a security interest in all of such Seller's right, title and interest in, to and under all accounts, chattel papers, general intangibles, contract rights, payment intangibles, certificates of deposit, deposit accounts, instruments, documents, letters of credit, money, advices of credit, investment property, goods and other property consisting of, arising under or related to the Initial Mortgage Loans and such other property, to secure all of such Seller's obligations hereunder, and this Agreement shall and hereby does constitute a security agreement under applicable law. Each Seller agrees to take or cause to be taken such actions and to execute such documents, including the filing of any continuation statements with respect to the UCC-1 financing statements filed with respect to the Initial Mortgage Loans by the Purchaser on the Closing Date, and any amendments thereto required to reflect a change in the name or corporate structure of such Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office or jurisdiction of incorporation of such Seller, as are necessary to perfect and protect the Purchaser's and its assignees' interests in each Initial Mortgage Loan and the proceeds thereof. The Servicer shall file any such continuation statements on a timely basis.

(h) In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, GMACM further agrees that it will cause, at GMACM's own expense, as soon as practicable after the Closing Date, the MERS(R) System to indicate that such Mortgage Loan has been assigned by GMACM to the Indenture Trustee in accordance with this Agreement or the Trust Agreement for the benefit of the Noteholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the specific code which identifies the Indenture Trustee as the assignee of such Mortgage Loan and (b) the series specific code in the field "Pool Field" which identifies the series of the Notes issued in connection with such Mortgage
Loans. GMACM agrees that it will not alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

Section 2.2    Sale of Subsequent Mortgage Loans.
               ---------------------------------

(a) Subject to the conditions set forth in paragraphs (b) and (c) below (the satisfaction of which (other than the conditions specified in paragraphs (b)(i), (b)(ii) and (b)(iii)) shall be evidenced by an Officer's Certificate of GMACM dated the date of the related Subsequent Transfer Date), in consideration of the Issuer's payment of the purchase price provided for in Section 2.3 on one or more Subsequent Transfer Dates using amounts on deposit in the Custodial Account, the Pre-Funding Account, the Funding Account or the Reserve Sub-Account (in each case to the extent permitted by the Servicing Agreement), each Seller may, on the related Subsequent Transfer Date, sell, transfer, assign, set over and convey without recourse to the Issuer but subject to the other terms and provisions of this Agreement all of the right, title and interest of such Seller in and to (i) Subsequent Mortgage Loans identified on the related Mortgage Loan Schedule attached to the related Subsequent Transfer Agreement delivered by GMACM on such Subsequent Transfer Date (including the Subsequent Cut-Off Date Principal Balance then existing and all Additional Balances and Excluded Amounts thereafter arising thereunder to and including the date immediately preceding


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

the commencement of the Rapid Amortization Period); provided that Excluded Amounts shall not be conveyed to the Issuer and shall be retained by GMACM, (ii) all money due or to become due on such Subsequent Mortgage Loan and all collections received on or after the related Subsequent Cut-Off Date and (iii) all items with respect to such Subsequent Mortgage Loans to be delivered pursuant to Section 2.1 above and the other items in the related Mortgage Files; provided, however, that the Seller of a Subsequent Mortgage Loan reserves and retains all right, title and interest in and to principal received and interest accruing on such Subsequent Mortgage Loan prior to the related Subsequent Cut-Off Date. Any transfer to the Issuer by a Seller of Subsequent Mortgage Loans shall be absolute, and is intended by the Issuer and such Seller to constitute and to be treated as a sale of such Subsequent Mortgage Loans by such Seller to the Issuer. In the event that any such transaction is deemed not to be a sale, GMACM and WG Trust 2003, as the case may be, hereby grant to the Issuer as of each Subsequent Transfer Date a security interest in all of such Seller's right, title and interest in, to and under all accounts, chattel papers, general intangibles, payment intangibles, contract rights, certificates of deposit, deposit accounts, instruments, documents, letters of credit, money, advices of credit, investment property, goods and other property consisting of, arising under or related to the related Subsequent Mortgage Loans and such other property, to secure all of such Seller's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. Each Seller agrees to take or cause to be taken such actions and to execute such documents, including the filing of all necessary UCC-1 financing statements filed in the State of Delaware and the Commonwealth of Pennsylvania (which shall be submitted for filing as of the related Subsequent Transfer Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of such Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office or jurisdiction of incorporation of such Seller, as are necessary to perfect and protect the interests of the Issuer and its assignees in each Subsequent Mortgage Loan and the proceeds thereof. The Servicer shall file any such continuation statements on a timely basis.

        The Issuer on each Subsequent Transfer Date shall acknowledge its acceptance of all right, title and interest to the related Subsequent Mortgage Loans and other property, existing on the Subsequent Transfer Date and thereafter created, conveyed to it pursuant to this Section 2.2.

        The Issuer shall be entitled to all scheduled principal payments due on and after each Subsequent Cut-Off Date, all other payments of principal due and collected on and after each Subsequent Cut-Off Date, and all payments of interest on any related Subsequent Mortgage Loans, minus that portion of any such interest payment that is allocable to the period prior to the related Subsequent Cut-Off Date and any payment relating to any Excluded Amounts as provided in Section 2.5.

(b) Any Seller may transfer to the Issuer Subsequent Mortgage Loans and the other property and rights related thereto described in Section 2.2(a) above, and the Issuer shall cause to be released funds during the Revolving Period, upon the release of funds on deposit in the Custodial Account or the Funding Account, or during the Managed Amortization Period, following a Funding Event, upon the release of funds on deposit in the Reserve Sub-Account, respectively, in accordance with the Servicing Agreement, only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

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

(i) such Seller or GMACM, as Servicer, shall have provided the Indenture Trustee, the Rating Agencies and the Enhancer with a timely Addition Notice substantially in the form of Exhibit 3, which notice shall be given no later than seven Business Days prior to the related Subsequent Transfer Date, and shall designate the Subsequent Mortgage Loans to be sold to the Issuer, the aggregate Principal Balance of such Subsequent Mortgage Loans as of the related Subsequent Cut-Off Date and any other information reasonably requested by the Indenture Trustee or the Enhancer with respect to such Subsequent Mortgage Loans;

(ii) such Seller shall have delivered to the Indenture Trustee and the Enhancer a duly executed Subsequent Transfer Agreement substantially in the form of
Exhibit 2, (A) confirming the satisfaction of each condition precedent and representations specified in this Section 2.2(b) and in Section 2.2(c) and in the related Subsequent Transfer Agreement and (B) including a Mortgage Loan Schedule listing the Subsequent Mortgage Loans;

(iii) as of each Subsequent Transfer Date, as evidenced by delivery to the Indenture Trustee of the Subsequent Transfer Agreement in the form of Exhibit 2, the respective Seller shall not be insolvent, made insolvent by such transfer or aware of any pending insolvency;

(iv) such sale and transfer shall not result in a material adverse tax consequence to the Issuer or, due to any action or inaction on the part of the respective Seller, to the Securityholders or the Enhancer;

(v) the Revolving Period shall not have terminated or, if during the Managed Amortization Period, a Funding Event shall have occurred; and

(vi) the Enhancer shall have approved the sale of the Subsequent Mortgage Loans (which approval shall not be unreasonably withheld) within five (5) Business Days of receipt of an electronic file containing the same fields of information regarding the Subsequent Mortgage Loans that was delivered to the Enhancer prior to the Closing Date with respect to the Initial Mortgage Loans; provided, that if the Enhancer shall not have notified the respective Seller or GMACM within such five (5) Business Days that the Enhancer does not so approve, such sale of Subsequent Mortgage Loans shall be deemed approved by the Enhancer.

        The obligation of the Issuer to purchase a Subsequent Mortgage Loan on any Subsequent Transfer Date is subject to the following conditions: (i) each such Subsequent Mortgage Loan must satisfy the representations and warranties specified in the related Subsequent Transfer Agreement and this Agreement; (ii) no such Seller has selected such Subsequent Mortgage Loans in a manner that it reasonably believes is adverse to the interests of the Noteholders or the Enhancer; (iii) GMACM will deliver to the Enhancer and the Indenture Trustee certain Opinions of Counsel described in Section 2.2(b) and acceptable to the Enhancer and the Indenture Trustee with respect to the conveyance of such Subsequent Mortgage Loans; and (iv) as of the related Subsequent Cut-Off Date each Subsequent Mortgage Loan will satisfy the following criteria: (A) such Subsequent Mortgage Loan may not be 30 or more days contractually delinquent as of the related Subsequent Cut-Off Date; (B) the original stated term to maturity of such Subsequent Mortgage Loan will not exceed 360 months; (C) such Subsequent Mortgage Loan must have an outstanding Principal Balance of at least $1,000 and not more than $800,000 as of the related Subsequent Cut-Off Date and will not have a Credit Limit in excess of $800,000 as of the related Subsequent Cut-Off Date; (D) such Subsequent Mortgage Loan will be underwritten substantially in accordance with the criteria set forth under "Description of the Mortgage Loans -- Underwriting Standards" in the Prospectus Supplement; (E) such Subsequent Mortgage Loan must have a CLTV at origination of no more than 100.00%; (F) the remaining term to stated maturity of such Subsequent Mortgage Loan must be no later than 360 months; (G) such Subsequent Mortgage Loan shall not provide for negative amortization; (H) following the purchase of such Subsequent Mortgage Loans by the Issuer, the Mortgage Loans included in the Trust Estate must have a weighted average interest rate, a weighted average remaining term to maturity and a weighted average CLTV at origination, as of each Subsequent Cut-Off Date, that does not vary materially from the Initial Mortgage Loans included initially in the Trust Estate, and the percentage of Mortgage Loans (by aggregate principal balance) that are secured by second liens on the related Mortgaged Properties shall be no greater than the percentage of Initial Mortgage Loans; and (I) following the purchase of such Subsequent Mortgage Loans by the Issuer, the percentage of Mortgage Loans (by aggregate principal balance) that are secured by Mortgaged Properties that are manufactured housing properties shall be no greater than 0.15%. Subsequent Mortgage Loans with characteristics materially varying from those set forth above may be purchased by the Issuer and included in the Trust Estate if they are acceptable to the Enhancer, in its reasonable discretion; provided, however, that the addition of such Subsequent Mortgage Loans will not materially affect the aggregate characteristics of the Mortgage Loans in the Trust Estate. Neither of the Sellers shall transfer Subsequent Mortgage Loans with the intent to mitigate losses on Mortgage Loans previously transferred. Upon the end of the Revolving Period, the Enhancer may increase the Overcollateralization Amount pursuant to Section 2.2(d) herein.

(c) Within five Business Days after each Subsequent Transfer Date, GMACM shall deliver to the Rating Agencies, the Indenture Trustee and the Enhancer a copy of the a Mortgage Loan Schedule reflecting the Subsequent Mortgage Loans in electronic format.

(d) In the event that a mortgage loan is not acceptable to the Enhancer as a Subsequent Mortgage Loan pursuant to Section 2.2(b)(v) hereof, the Enhancer and GMACM may mutually agree to the transfer of such mortgage loan to the Issuer as a Subsequent Mortgage Loan, subject to any increase in the Overcollateralization Amount that may be agreed to by GMACM and the Enhancer pursuant to the Indenture, in which event GMACM shall deliver to the Issuer and the Indenture Trustee, with a copy to the Enhancer, an Officer's Certificate confirming the agreement to the transfer of such Subsequent Mortgage Loan and specifying the amount of such increase in the Overcollateralization Amount, which additional Overcollateralization Amount may not be contributed by GMACM.

Section 2.3    Payment of Purchase Price.

(a) The sale of the Initial Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Initial Mortgage Loans into the Trust Estate and the issuance of the Securities. The purchase price (the "Purchase Price") for the GMACM Initial Mortgage Loans to be paid by the Purchaser to GMACM on the Closing Date shall be an amount equal to $505,877,238.44 in immediately available funds, together with the Certificates, in respect of the Cut-Off Date Principal Balances thereof. The Purchase Price for the WG Trust 2003 Initial Mortgage Loans to be paid by the Purchaser to WG Trust 2003 on the Closing Date shall be an amount equal to $254,900,161.48 in immediately available funds, in respect of the Cut-Off Date Principal Balances thereof. The Purchase Price paid for any Subsequent Mortgage Loan by the Indenture Trustee from funds on deposit in the Funding Account, at the direction of the Issuer, shall be one-hundred percent (100%) of the Subsequent Cut-Off Date Principal Balance thereof (as identified on the Mortgage Loan Schedule attached to the related Subsequent Transfer Agreement provided by GMACM). In the case of each Additional Balance transferred hereunder created on or after the Cut-Off Date (or the Subsequent Cut-Off Date in the case of a Subsequent Mortgage Loan) and prior to the commencement of the Rapid Amortization Period, the Purchase Price thereof shall be the principal amount of the related Draw under the related Loan Agreement on the later of the Closing Date (or the related Subsequent Transfer Date in the case of a Subsequent Mortgage Loan) and the date of the creation of such Additional Balance.

(b) In consideration of the sale of the GMACM Initial Mortgage Loans by GMACM to the Purchaser on the Closing Date, the Purchaser shall pay to GMACM on the Closing Date by wire transfer of immediately available funds to a bank account designated by GMACM, the amount specified above in paragraph (a) for the GMACM Initial Mortgage Loans; provided, that such payment may be on a net funding basis if agreed by GMACM and the Purchaser. In consideration of the sale of any Subsequent Mortgage Loan by GMACM to the Issuer, the Issuer shall pay to GMACM by wire transfer of immediately available funds to a bank account designated by GMACM, the amount specified above in paragraph (a) for each Subsequent Mortgage Loan sold by GMACM.

(c) In consideration of the sale of the WG Trust 2003 Initial Mortgage Loans by WG Trust 2003 to the Purchaser on the Closing Date, the Purchaser shall pay to WG Trust 2003 on the Closing Date by wire transfer of immediately available funds to a bank account designated by WG Trust 2003, the amount specified above in paragraph (a) for the WG Trust 2003 Initial Mortgage Loans; provided, that such payment may be on a net funding basis if agreed by WG Trust 2003 and the Purchaser. In consideration of the sale of any Subsequent Mortgage Loan by WG Trust 2003 to the Issuer, the Issuer shall pay to WG Trust 2003 by wire transfer of immediately available funds to a bank account designated by WG Trust 2003, the amount specified above in paragraph (a) for each Subsequent Mortgage Loan sold by WG Trust 2003.

(d) With respect to each Additional Balance transferred hereunder with respect to any Initial Mortgage Loan or Subsequent Mortgage Loan, the Issuer as assignee of the Purchaser shall pay or cause to be paid to GMACM or its designee the Purchase Price specified above for such Additional Balance in one of the following ways, as applicable, a cash payment pursuant to Section 3.03(b) of the Servicing Agreement and Section 2.3(a) hereof in an amount equal to the related Draw, if then available from Principal Collections during the related Collection Period on the Mortgage Loans, or from funds on deposit in the Funding Account or from the payment of the Additional Balance Increase Amount pursuant to Section
3.05 of the Indenture.

Section 2.4    [Reserved].

Section 2.5 Draws During Rapid Amortization Period. During the Rapid Amortization Period, any Draws made on the Mortgage Loans (each, an "Excluded Amount") shall not be Additional Balances, and the ownership of the related balances shall be retained by GMACM. On any Payment Date during the Rapid Amortization Period, with respect to the related Collection Period, all Collections in respect of each Mortgage Loan shall be allocated pro rata as between the Issuer and GMACM, based on the relative proportions of the Principal Balance and the Excluded Amount thereof, respectively, as of the end of the calendar month immediately prior to such Collection Period. During the Rapid Amortization Period, any losses incurred with respect to a Mortgage Loan shall be allocated pro rata between the Issuer and GMACM, based on the Principal Balance and the Excluded Amount thereof, respectively, as of the date of liquidation of such Mortgage Loan. Notwithstanding any other provision hereof or of the Servicing Agreement, payments and collections allocable to an Excluded Amount shall not be deposited into the Custodial Account, the Distribution Account or the Note Payment Account, and shall be distributed by the Servicer to GMACM no less frequently than monthly in accordance with reasonable instructions provided by the Seller.

ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                               REMEDIES FOR BREACH

Section 3.1 Representations and Warranties. GMACM represents and warrants to the Purchaser, as of the Closing Date and as of each Subsequent Transfer Date (or if otherwise specified below, as of the date so specified):

        (a) As to GMACM:

(i) GMACM is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan;

(ii) GMACM has the power and authority to make, execute, deliver and perform its obligations under this Agreement and each Subsequent Transfer Agreement to which it is a party and all of the transactions contemplated under this Agreement and each such Subsequent Transfer Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and each such Subsequent Transfer Agreement;

(iii) GMACM is not required to obtain the consent of any other Person or any consents, licenses, approvals or authorizations from, or registrations or declarations with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any Subsequent Transfer Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be;

(iv) The execution and delivery of this Agreement and any Subsequent Transfer Agreement by GMACM and its performance and compliance with the terms of this Agreement and each such Subsequent Transfer Agreement will not violate GMACM's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which GMACM is a party or which may be applicable to GMACM or any of its assets;

(v) No litigation before any court, tribunal or governmental body is currently pending, or to the knowledge of GMACM threatened, against GMACM or with respect to this Agreement or any Subsequent Transfer Agreement that in the opinion of GMACM has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement or any Subsequent Transfer Agreement;

(vi) Reserved;

(vii) This Agreement and each Subsequent Transfer Agreement to which it is a party, constitutes a legal, valid and binding obligation of GMACM, enforceable against GMACM in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws;

(viii) This Agreement constitutes a valid transfer and assignment to the Purchaser of all right, title and interest of GMACM in and to the GMACM Initial Mortgage Loans, including the Cut-Off Date Principal Balances now existing and all Additional Balances thereafter arising to and including the day immediately preceding the Rapid Amortization Period, all monies due or to become due with respect thereto, and all proceeds of such Cut-Off Date Principal Balances with respect to the GMACM Initial Mortgage Loans; and this Agreement and the related Subsequent Transfer Agreement, when executed, will constitute a valid transfer and assignment to the Issuer of all right, title and interest of GMACM in and to the related Subsequent Mortgage Loans, including the Cut-Off Date Principal Balances existing on the related Subsequent Cut-Off Date and thereafter all Additional Balances arising to and including the day immediately preceding the Rapid Amortization Period, all monies due or to become due with respect thereto, and all proceeds of such Subsequent Cut-Off Date Principal Balances and such funds as are from time to time deposited in the Custodial Account (excluding any investment earnings thereon) as assets of the Trust and all other property specified in the definition of "Trust" as being part of the corpus of the Trust conveyed to the Purchaser by GMACM, and upon payment for the Additional Balances with respect to any of the Mortgage Loans, will constitute a valid transfer and assignment to the Purchaser (or the Issuer in the case of any Additional Balances relating to Subsequent Mortgage Loans) of all right, title and interest of GMACM in and to the Additional Balances, all monies due or to become due with respect thereto, and all proceeds of such Additional Balances and all other property specified in the definition of "Trust" relating to the Additional Balances; and

(ix) GMACM is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of GMACM or its properties or might have consequences that would materially adversely affect its performance hereunder;

        (b) As to each Initial Mortgage Loan (except as otherwise specified below) as of the Closing Date, or with respect to each Subsequent Mortgage Loan as of the related Subsequent Transfer Date (except as otherwise specified below):

(i) The information set forth in the Mortgage Loan Schedule with respect to each Mortgage Loan or the Mortgage Loans is true and correct in all material respects as of the date or dates respecting which such information is initially furnished;

(ii) With respect to each of the WG Trust Initial Mortgage Loans or, as applicable, any the Subsequent Mortgage Loans sold by WG Trust 2003 as of each Prior Transfer Date: (A) the related Loan Agreement and the Mortgage had not been assigned or pledged, except for any assignment or pledge that has been satisfied and released, (B) immediately prior to the assignment of such Mortgage Loans to Walnut Grove, GMACM had good title thereto and (C) immediately prior to such assignment, GMACM was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, encumbrances, pledges, or security interests (other than, with respect to any Mortgage Loan in a second lien position, the lien of the related first mortgage) of any nature and had full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loan, to sell and assign the same pursuant to the related Walnut Grove Purchase Agreement;

(iii) With respect to the GMACM Initial Mortgage Loans or, as applicable, any Subsequent Mortgage Loans sold by GMACM as of each respective Subsequent Transfer Date: (A) the related Loan Agreement and the Mortgage have not been assigned or pledged, except for any assignment or pledge that has been satisfied and released, (B) immediately prior to the assignment of the Mortgage Loans to the Purchaser(or to the Issuer in the case of the Subsequent Mortgage Loans sold by GMACM), GMACM had good title thereto and (C) GMACM is the sole owner and holder of the Mortgage Loan free and clear of any and all liens, encumbrances, pledges, or security interests (other than, with respect to any Mortgage Loan in a second lien position, the lien of the related first mortgage) of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans to sell and assign the same pursuant to this Agreement or the related Subsequent Transfer Agreement, as applicable;

(iv) To the best of GMACM's knowledge, there is no valid offset, defense or counterclaim of any obligor under any Loan Agreement or Mortgage;

(v) To the best of GMACM's knowledge, there is no delinquent recording or other tax or fee or assessment lien against any related Mortgaged Property;

(vi) To the best of GMACM's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property;

(vii) To the best of GMACM's knowledge, there are no mechanics' or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are, or may be liens prior or equal to, or subordinate with, the lien of the related Mortgage, except liens which are fully insured against by the title insurance policy referred to in clause (xi);

(viii) As of the Cut-Off Date or related Subsequent Cut-Off Date, no Mortgage Loan was 30 days or more delinquent in payment of principal or interest;

(ix) With respect to the GMACM Initial Mortgage Loans or, as applicable, any Subsequent Mortgage Loans sold by GMACM, the related Mortgage File contains or will contain, in accordance with the definition of "Mortgage File" in Appendix A to the Indenture, each of the documents and instruments specified to be included therein (it being understood that the Custodian maintains the Loan Agreement related to each Mortgage File and the Servicer maintains the remainder of the items to be included in the Mortgage File pursuant to the terms of this Agreement);

(x) To the best of the GMACM's knowledge, the related Loan Agreement and the related Mortgage at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, applicable predatory lending laws;

(xi) A title search or in any jurisdiction in which a title search is not available, other appropriate assurance of title customary in such jurisdiction, was obtained with respect to each Mortgage Loan;

(xii) None of the Mortgaged Properties is a mobile home or a manufactured housing unit that is not permanently attached to its foundation;

(xiii) As of the Cut-Off Date, (a) no more than approximately 19.69%, 18.59%, 8.99% and 6.89% of the Initial Mortgage Loans, by Cut-Off Date Principal, are secured by Mortgaged Properties located in California, Michigan, Massachusetts and Illinois, respectively;

(xiv) As of the Cut-Off Date or Subsequent Cut-Off Date, the Combined Loan-to-Value Ratio for each Mortgage Loan was not in excess of 100.00%;

(xv) GMACM has not transferred the GMACM Initial Mortgage Loans to the Purchaser or any Subsequent Mortgage Loans to the Issuer with any intent to hinder, delay or defraud any of its creditors;

(xvi) As of the Cut-Off Date, no more than approximately 70% of the Initial Mortgage Loans, by Cut-Off Date Principal Balance, are secured by Mortgaged Properties which may have been appraised using a statistical property evaluation method and all of the appraisals on such Mortgaged Properties have been delivered by Basis100 Inc. (also known as Solimar);

(xvii) The minimum monthly payment with respect to any Mortgage Loan is not less than the interest accrued at the applicable Loan Rate on the average daily Principal Balance during the interest period relating to the date on which such minimum monthly payment is due;

(xviii) Within a loan type, and except as required by applicable law, each Loan Agreement and each Mortgage is an enforceable obligation of the related Mortgagor;

(xix) To the best knowledge of GMACM, the physical property subject to each Mortgage is free of material damage and is in acceptable repair;

(xx) GMACM has not received a notice of default of any senior mortgage loan related to a Mortgaged Property which has not been cured by a party other than the Servicer;

(xxi) Each Mortgage Loan has a substantially similar definition of the prime rate as the Index applicable to the related Loan Rate;

(xxii) None of the Mortgage Loans is a reverse mortgage loan;

(xxiii) No Initial Mortgage Loan has an original term to maturity in excess of 360 months. Interest rate adjustments for the Mortgage Loans prior to the Cut-Off Date or Subsequent Cut-Off Date were made in compliance with the related Mortgage and Loan Agreement. Over the term of any Mortgage Loan, the Loan Rate may not exceed the related Maximum Loan Rate, if any;

(xxiv) As of the Cut-Off Date, the Initial Mortgage Loans have Maximum Loan Rates which range between 12.000% and the maximum interest rate allowed under the applicable state law. The current Gross Margins for the Initial Mortgage Loans range between -1.500% (not including teaser rates) and 6.375%, and the weighted average Gross Margin for the Mortgage Loans is approximately 1.05% (not including teaser rates) as of the Cut-Off Date. As of the Cut-Off Date, the Loan Rates on the Initial Mortgage Loans range between 2.500% (not including teaser rates) and 10.375%. As of the Cut-Off Date, the weighted average Loan Rate for the Initial Mortgage Loans is approximately 5.039% (not including teaser rates). The weighted average remaining term to scheduled maturity of the Initial Mortgage Loans on a contractual basis as of the Cut-Off Date is approximately 238 months;

(xxv) (A) Each Mortgaged Property consists of a single parcel of real property with a single family or two- to four-family residence erected thereon, or an individual condominium unit, planned unit development unit or manufactured housing unit. (B) With respect to the Initial Mortgage Loans, (a) approximately 77.74% (by Cut-Off Date Principal Balance) are secured by real property with a single family residence erected thereon, (b) approximately 11.61% (by Cut-Off Date Principal Balance) are secured by real property improved by planned development units, (c) approximately 9.42% (by Cut-Off Date Principal Balance) are secured by real property improved by individual condominium units, (d) approximately 1.07% (by Cut-Off Date Principal Balance) are secured by real property with a two- to four-family residence erected thereon, (e) approximately 0.11% (by Cut-Off Date Principal Balance) are secured by real property improved by townhouses, and (d) 0.05% are secured by real property improved by manufactured housing;

(xxvi) As of the Cut-Off Date, (A) the Credit Limits range between approximately $1,000 and $800,000 with an average of $54,088.60, and (B) no Initial Mortgage Loan had a principal balance in excess of $519,633.00;

(xxvii) No more than approximately 91.02% of the Initial Mortgage Loans, by aggregate Principal Balance as of the Cut-Off Date, are secured by second liens;

(xxviii) A policy of hazard insurance and flood insurance, if applicable, was required from the Mortgagor for the Mortgage Loan when the Mortgage Loan was originated;

(xxix) Other than with respect to a payment default, there is no material default, breach, violation or event of acceleration existing under the terms of any Loan Agreement or Mortgage and, to the best of GMACM's knowledge, no event which, with notice and expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under the terms of any Loan Agreement or Mortgage, and no such material default, breach, violation or event of acceleration has been waived by GMACM involved in originating or servicing the related Mortgage Loan;

(xxx) No instrument of release or waiver has been executed by GMACM or, to the best knowledge of GMACM, by any other person, in connection with the Mortgage Loans, and no Mortgagor has been released by GMACM or, to the best knowledge of GMACM, by any other person, in whole or in part from its obligations in connection therewith;

(xxxi) With respect to each Mortgage Loan secured by a second lien, either (a) no consent for such Mortgage Loan was required by the holder or holders of the related prior lien, (b) such consent has been obtained and is contained in the related Mortgage File or (c) no consent for such Mortgage Loan was required by relevant law;

(xxxii) With respect to each Mortgage Loan, to the extent permitted by applicable law, the related Mortgage contains a customary provision for the acceleration of the payment of the unpaid Principal Balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

(xxxiii) Reserved;

(xxxiv) None of the Mortgage Loans are "high cost loans" subject to the Home Ownership and Equity Protection Act of 1994;

(xxxv) No Mortgage Loan is (i) a "high-cost home loan" as defined in the Georgia Act, Georgia Fair Lending Act, as amended, the New York Act, New York Predatory Lending Law, codified as N.Y. Banking Law ss.6-I, N.Y. Gen. Bus. Law ss.771-a, and N.Y. Real Prop. Acts Law ss.1302, the Arkansas Home Loan Protection Act, as amended, or the Kentucky Revised Statutes ss.360.100, as amended, the Florida Fair Lending Act, as amended, the Washington, DC Act, the Home Loan Protection Act of 2002, as amended, the Home Ownership Security Act of New Jersey, as amended, or the Home Loan Protection Act of New Mexico, as amended, or under the applicable laws of the State of Maine, codified as Maine Laws 2003, House Bill

383, as amended, the applicable laws of the State of Nevada, codified as Nev. A.B. 284 (2003), as amended, the applicable laws of the City of Los Angeles, codified as L.A. Mun. Code ss. 162.00 et seq., as amended, or under the applicable laws of the City of New York, codified as N.Y. City Bill 67-A (2002) or (ii) a "High Cost Loan" or a "Covered Loan" (as such terms are defined in the version of Appendix E to the Standard & Poor's LEVELS Glossary in effect as of the Closing Date);

(xxxvi) None of the Initial Mortgage Loans are secured by Mortgaged Properties located in the State of Georgia and no Subsequent Mortgage Loan shall be secured by Mortgaged Properties located in the State of Georgia if such Mortgage Loan was originated prior to June 7, 2003 and subsequent to October 1, 2002; and

(xxxvii) GMACM used no selection procedures that identified the Mortgage Loans as being less desirable or valuable than other comparable mortgage loans originated or acquired by GMACM under the GMACM Home Equity Program. The Mortgage Loans are representative of GMACM's portfolio of adjustable rate mortgage loans that were originated under the GMACM Home Equity Program.

               With respect to this Section 3.1(b), representations made by GMACM with respect to the WG Trust Initial Mortgage Loans, made as of the Cut-Off Date or the Closing Date or with respect to the Subsequent Mortgage Loans sold by WG Trust 2003 and made as of the Subsequent Cut-Off Date or the Subsequent Transfer Date, are made by GMACM in its capacity as Servicer. Representations made by GMACM with respect to the WG Trust Initial Mortgage Loans or the Subsequent Mortgage Loans sold by WG Trust 2003 and made as of any other date, are made by GMACM in its capacity as Seller.

        (c) [Reserved].

        (d) WG Trust 2003 Representations and Warranties. WG Trust 2003 represents and warrants to the Purchaser, as of the Closing Date and as of each Subsequent Transfer Date:

        (I) As to WG Trust 2003:

(i) WG Trust 2003 is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

(ii) WG Trust 2003 has the power and authority to make, execute, deliver and perform its obligations under this Agreement and each Subsequent Transfer Agreement to which it is a party and all of the transactions contemplated under this Agreement and each such Subsequent Transfer Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and each such Subsequent Transfer Agreement;

(iii) WG Trust 2003 is not required to obtain the consent of any other Person or any consents, licenses, approvals or authorizations from, or registrations or declarations with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any Subsequent Transfer Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be;

(iv) The execution and delivery of this Agreement and any Subsequent Transfer Agreement by WG Trust 2003 and its performance and compliance with the terms of this Agreement and each such Subsequent Transfer Agreement will not violate WG Trust 2003's organizational documents or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which WG Trust 2003 is a party or which may be applicable to WG Trust 2003 or any of its assets;

(v) No litigation before any court, tribunal or governmental body is currently pending, or to the knowledge of WG Trust 2003 threatened, against WG Trust 2003 or with respect to this Agreement or any Subsequent Transfer Agreement that in the opinion of WG Trust 2003 has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement or any Subsequent Transfer Agreement;

(vi) This Agreement and each Subsequent Transfer Agreement to which it is a party constitutes a legal, valid and binding obligation of WG Trust 2003, enforceable against WG Trust 2003 in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws;

(vii) This Agreement constitutes a valid transfer and assignment to the Purchaser of all right, title and interest of WG Trust 2003 in and to the WG Trust 2003 Initial Mortgage Loans, including the Cut-Off Date Principal Balances with respect to the WG Trust 2003 Initial Mortgage Loans, all Additional Balances thereafter arising, all monies due or to become due with respect thereto, and all proceeds of such Cut-Off Date Principal Balances with respect to the WG Trust 2003 Initial Mortgage Loans; and this Agreement and the related Subsequent Transfer Agreement, when executed, will constitute a valid transfer and assignment to the Issuer of all right, title and interest of WG Trust 2003 in and to the related Subsequent Mortgage Loans, including the Cut-Off Date Principal Balances existing on the related Subsequent Cut-Off Date and all Additional Balances thereafter arising, all monies due or to become due with respect thereto, and all proceeds thereof and such funds as are from time to time deposited in the Custodial Account (excluding any investment earnings thereon) as assets of the Trust and all other property specified in the definition of "Trust" as being part of the corpus of the Trust conveyed to the Purchaser by WG Trust 2003; and

(viii) WG Trust 2003 is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of WG Trust 2003 or its properties or might have consequences that would materially adversely affect its performance hereunder.

        (II) As to the WG Trust 2003  Initial  Mortgage  Loans as of the Closing
Date, or with respect to each Subsequent Mortgage Loan as of the related Subsequent Transfer Date:

(i) With respect to the WG Trust 2003 Initial Mortgage Loans or, as applicable, any Subsequent Mortgage Loans sold by WG Trust 2003: (A) the related Loan Agreement and the Mortgage have not been assigned or pledged, except for any assignment or pledge that has been satisfied and released, (B) immediately prior to the assignment of such Mortgage Loans to the Purchaser (or to the Issuer in the case of the Subsequent Mortgage Loans sold by WG Trust 2003), WG Trust 2003 had good title thereto and (C) WG Trust 2003 is the sole owner and holder of the Mortgage Loan free and clear of any and all liens, encumbrances, pledges, or security interests (other than, with respect to any Mortgage Loan in a second lien position, the lien of the related first mortgage) of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans to sell and assign the same pursuant to this Agreement;

(ii) For each WG Trust 2003 Initial Mortgage Loans or, as applicable, any Subsequent Mortgage Loans sold by WG Trust 2003, the related Mortgage File contains or will contain each of the documents and instruments specified to be included therein in the definition of "Mortgage File" in Appendix A to the Indenture (it being understood that the Custodian maintains the Loan Agreement related to each Mortgage File and the Servicer maintains the remainder of the items to be included in the Mortgage File pursuant to the terms of this Agreement);

(iii) WG Trust 2003 has not transferred the WG Trust 2003 Initial Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of its creditors; and

(iv) No instrument of release or waiver has been executed by WG Trust 2003 in connection with the WG Trust Initial Mortgage Loans, and no Mortgagor has been released by WG Trust 2003, in whole or in part, from its obligations in connection therewith.

        (e) Remedies. Upon discovery by any Seller or GMACM or upon notice from the Purchaser, the Enhancer, the Issuer, the Owner Trustee, the Indenture Trustee or the Custodian, as applicable, of a breach of such Seller's or GMACM's respective representations or warranties in paragraphs (a) or (d)(I) above that materially and adversely affects the interests of the Securityholders or the Enhancer, as applicable, in any Mortgage Loan, GMACM or WG Trust 2003, as applicable, shall, within 90 days of its discovery or its receipt of notice of such breach, either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a Related Document, either (A) repurchase such Mortgage Loan from the Issuer at the Repurchase Price, or (B) substitute one or more Eligible Substitute Loans for such Mortgage Loan, in each case in the manner and subject to the conditions and limitations set forth below.

        Upon discovery by any Seller or GMACM or upon notice from the Purchaser, the Enhancer, the Issuer, GMACM, the Owner Trustee, the Indenture Trustee or the Custodian, as applicable, of a breach of a Seller's or GMACM's representations or warranties in paragraphs (b) or (d)(II) above, with respect to any Mortgage Loan, or upon the occurrence of a Repurchase Event, that materially and adversely affects the interests of the Securityholders, the Enhancer or the Purchaser in such Mortgage Loan (notice of which shall be given to the Purchaser by the respective Seller or GMACM, if it discovers the same), notwithstanding such Seller's or GMACM's lack of knowledge with respect to the substance of such representation and warranty, such Seller or GMACM, as the case may be, shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such breach or Repurchase Event in all material respects or either
(i) repurchase  such Mortgage Loan from the Issuer at the Repurchase  Price,  or
(ii) substitute one or more Eligible Substitute Loans for such Mortgage Loan, in each case in the manner and subject to the conditions set forth below. The Repurchase Price for any such Mortgage Loan repurchased by such Seller or GMACM shall be deposited or caused to be deposited by the Servicer into the Custodial Account. Any purchase of a Mortgage Loan due to a Repurchase Event shall be the obligation of GMACM.

        In furtherance of the foregoing, if GMACM or the Seller that repurchases or substitutes a Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, GMACM, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to GMACM or the Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations.

        In the event that any Seller elects to substitute an Eligible Substitute Loan or Loans for a Deleted Loan pursuant to this Section 3.1, such Seller shall deliver to the Custodian on behalf of the Issuer, with respect to such Eligible Substitute Loan or Loans, the original Loan Agreement, with the Loan Agreement endorsed as required under the definition of "Mortgage File" and shall deliver the other documents required to be part of the Mortgage File to the Servicer. No substitution will be made in any calendar month after the Determination Date for such month. Minimum Monthly Payments due with respect to Eligible Substitute Loans in the month of substitution shall not be part of the Trust Estate and will be retained by the Servicer and remitted by the Servicer to such Seller on the next succeeding Payment Date, provided that a payment at least equal to the applicable Minimum Monthly Payment for such month in respect of the Deleted Loan has been received by the Issuer. For the month of substitution, distributions to the Note Payment Account pursuant to the Servicing Agreement will include the Minimum Monthly Payment due on a Deleted Loan for such month and thereafter such Seller shall be entitled to retain all amounts received in respect of such Deleted Loan. The Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Deleted Loan and the substitution of the Eligible Substitute Loan or Loans and the Servicer shall deliver the amended
Mortgage Loan Schedule to the Owner Trustee, the Indenture Trustee and the Enhancer. Upon such substitution, the Eligible Substitute Loan or Loans shall be subject to the terms of this Agreement and the Servicing Agreement in all respects, GMACM shall be deemed to have made the representations and warranties with respect to the Eligible Substitute Loan contained herein set forth in
Section 3.1(b) (other than clauses (viii) (xiii), (xxiv), (xxv)(B), (xxvi) and (xxvii) thereof and other than clauses (iii) and (ix) thereof in the case of Eligible Substitute Loans substituted by WG Trust 2003); if the Seller is WG Trust 2003, WG Trust 2003 shall be deemed to have made the representations and warranties set forth in Section 3.1(d)(II); in each case, as of the date of substitution, and the related Seller shall be deemed to have made a representation and warranty that each Mortgage Loan so substituted is an Eligible Substitute Loan as of the date of substitution. In addition, GMACM shall be obligated to repurchase or substitute for any Eligible Substitute Loan as to which a Repurchase Event has occurred as provided herein. In connection with the substitution of one or more Eligible Substitute Loans for one or more Deleted Loans, the Servicer shall determine the amount (such amount, a "Substitution Adjustment Amount"), if any, by which the aggregate principal balance of all such Eligible Substitute Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Loans (after application of the principal portion of the Minimum Monthly Payments due in the month of substitution that are to be distributed to the Note Payment Account in the month of substitution). Such Seller shall deposit the amount of such shortfall into the Custodial Account on the date of substitution, without any reimbursement therefor.

        Upon receipt by the Indenture Trustee on behalf of the Issuer and the Custodian of written notification, signed by a Servicing Officer, of the deposit of such Repurchase Price or of such substitution of an Eligible Substitute Loan (together with the complete related Mortgage File) and deposit of any applicable Substitution Adjustment Amount as provided above, the Custodian, on behalf of the Indenture Trustee, shall (i) release to such Seller or GMACM, as the case may be, the related Loan Agreement for the Mortgage Loan being repurchased or substituted for, (ii) cause the Servicer to release to such Seller any remaining documents in the related Mortgage File which are held by the Servicer, and (iii) the Indenture Trustee on behalf of the Issuer shall execute and deliver such instruments of transfer or assignment prepared by the Servicer, in each case without recourse, as shall be necessary to vest in such Seller or GMACM, as the case may be, or its respective designee such Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be an asset of the Issuer.

        It is understood and agreed that the obligation of each Seller and GMACM to cure any breach, or to repurchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing, shall constitute the sole remedy respecting such breach available to the Purchaser, the Issuer, the Certificateholders (or the Owner Trustee on behalf of the Certificateholders) and the Noteholders (or the Indenture Trustee on behalf of the Noteholders) against such Seller and GMACM.

        It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the respective Mortgage Files to the Issuer or the Custodian.

ARTICLE IV

                               SELLERS' COVENANTS

Section 4.1 Covenants of the Sellers. Each Seller hereby covenants that, except for the transfer hereunder and as of any Subsequent Transfer Date, it will not sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any Lien on any Mortgage Loan, or any interest therein, except with respect to any Excluded Amount. Each Seller shall notify the Issuer (in the case of the Initial Mortgage Loans, as assignee of the Purchaser), of the existence of any Lien (other than as provided above) on any Mortgage Loan immediately upon discovery thereof; and each Seller shall defend the right, title and interest of the Issuer (in the case of the Initial Mortgage Loans, as assignee of the

Purchaser) in, to and under the Mortgage Loans against all claims of third parties claiming through or under such Seller; provided, however, that nothing in this Section 4.1 shall be deemed to apply to any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if any Seller shall currently be contesting the validity thereof in good faith by appropriate Proceedings.

ARTICLE V

                                    SERVICING

Section 5.1 Servicing. GMACM shall service the Mortgage Loans pursuant to the terms and conditions of the Servicing Agreement and the Program Guide and shall service the Mortgage Loans directly or through one or more sub-servicers in accordance therewith.

ARTICLE VI

                     LIMITATION ON LIABILITY OF THE SELLERS

Section 6.1 Limitation on Liability of the Sellers. None of the directors, officers, employees or agents of GMACM or WG Trust 2003 shall be under any liability to the Purchaser or the Issuer, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and any Subsequent Transfer Agreement. Except as and to the extent expressly provided in the Servicing
Agreement, GMACM and WG Trust 2003 shall not be under any liability to the Issuer, the Owner Trustee, the Indenture Trustee or the Securityholders. GMACM or WG Trust 2003 and any director, officer, employee or agent of GMACM or WG Trust 2003 may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

ARTICLE VII

                                   TERMINATION

Section 7.1 Termination. The obligations and responsibilities of the parties hereto shall terminate upon the termination of the Trust Agreement.

ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

Section 8.1 Amendment. This Agreement may be amended from time to time by the parties hereto by written agreement with the prior written consent of the Enhancer (which consent shall not be unreasonably withheld.

Section 8.2 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.3 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

(a) if to the GMACM:

                          GMAC Mortgage Corporation
                          100 Witmer Road
                          Horsham, Pennsylvania  10944
                          Attention: Barry Bier, Executive Vice President
                   Re: GMACM Home Equity Loan Trust 2004-HE3;

(b) if to WG Trust 2003:

                          Walnut Grove Mortgage Loan Trust 2003-A
                          c/o Wilmington Trust Company
                          1100 North Market Street
                          Wilmington, Delaware 19890
                          Attention: Walnut Grove Mortgage Loan Trust 2003-A
                          Re:  GMACM Home Equity Loan Trust 2004-HE3;

(c) if to the Purchaser:

                    Residential Asset Mortgage Products, Inc.
                          8400 Normandale Lake Boulevard
                          Minneapolis, Minnesota 55437
                          Attention:President
                   Re: GMACM Home Equity Loan Trust 2004-HE3;

(d) if to the Indenture Trustee:

                          Wells Fargo Bank, N.A.
                          9062 Old Annapolis Road
                          Columbia, Maryland 21045-1951
                          Attention:  Corporate Trust Services -
                           GMACM Home Equity Loan Trust
                          2004-HE3;

(e) if to the Issuer:

                          c/o Wilmington Trust Company, as Owner Trustee Rodney Square North
                          1100 North Market Street
                          Wilmington, Delaware 19890-0001
                          Telecopier:  212-312-3215
                          Re:  Corporate Trust Services -
                          GMACM Home Equity Loan Trust
                          2004-HE3; or

(f) if to the Enhancer:

                          Financial Security Assurance Inc.
                          350 Park Avenue
                          New York, New York 10022
                          Attention:  Managing Director - Transaction Oversight,
                          Re: GMACM
                          Home Equity Loan Trust 2004 HE3, Policy No. 51527-N
                          Telecopier: (212) 339-3518
                          Confirmation Phone: (212) 826-0100;

or, with respect to any of the foregoing Persons, at such other address as may hereafter be furnished to the other foregoing Persons in writing.

Section 8.4 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

Section 8.5 Relationship of Parties. Nothing herein contained shall be deemed or construed to create a partnership or joint venture among the parties hereto, and the services of the GMACM shall be rendered as an independent contractor and not as agent for the Purchaser.

Section 8.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

Section 8.7 Further Agreements. The parties hereto each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 8.8 Intention of the Parties. It is the intention of the parties hereto that the Purchaser will be purchasing on the Closing Date, and the Sellers will be selling on the Closing Date, the Initial Mortgage Loans, rather than the Purchaser providing a loan to the Sellers secured by the Initial Mortgage Loans on the Closing Date; and that the Issuer will be purchasing on each Subsequent Transfer Date, and the Sellers will be selling on each Subsequent Transfer Date, the related Subsequent Mortgage Loans, rather than the Issuer providing a loan to the Sellers secured by the related Subsequent Mortgage Loans on each Subsequent Transfer Date. Accordingly, the parties hereto each intend to treat this transaction for federal income tax purposes as (i) a sale by the Sellers, and a purchase by the Purchaser, of the Initial Mortgage Loans on the Closing Date and (ii) a sale by the Sellers, and a purchase by the Issuer, of the related Subsequent Mortgage Loans on each Subsequent Transfer Date. The

Purchaser and the Issuer shall each have the right to review the Mortgage Loans and the Related Documents to determine the characteristics of the Mortgage Loans which will affect the federal income tax consequences of owning the Mortgage Loans, and each Seller shall cooperate with all reasonable requests made by the Purchaser or the Issuer in the course of such review.

Section 8.9    Successors and Assigns; Assignment of this Agreement.
               ----------------------------------------------------

(a) This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns. The obligations of each Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Enhancer and the Purchaser (and the Issuer with respect to the transfer of any Subsequent Mortgage Loans), which consent shall be in the Enhancer's or the Purchaser's sole discretion, as applicable, (and the Issuer's sole discretion with respect to the transfer of any Subsequent Mortgage Loans). The parties hereto acknowledge that (i) the Purchaser is acquiring the Initial Mortgage Loans for the purpose of contributing them to the GMACM Home Equity Loan Trust 2004-HE3 and (ii) the Issuer is acquiring the Subsequent Mortgage Loans for the purpose of pledging the Subsequent Mortgage Loans to the Indenture Trustee for the benefit of the Noteholders and the Enhancer.

(b) As an inducement to the Purchaser and the Issuer to purchase the Initial Mortgage Loans and to the Issuer to purchase any Subsequent Mortgage Loans, each Seller acknowledges and consents to (i) the assignment by the Purchaser to the Issuer of all of the Purchaser's rights against any Seller pursuant to this Agreement insofar as such rights relate to the Initial Mortgage Loans transferred to the Issuer and to the enforcement or exercise of any right or remedy against any of the Sellers pursuant to this Agreement by the Issuer, (ii) the enforcement or exercise of any right or remedy against any of the Sellers pursuant to this Agreement by or on behalf of the Issuer and (iii) the Issuer's pledge of its interest in this Agreement to the Indenture Trustee and the enforcement by the Indenture Trustee of any such right or remedy against any Seller following an Event of Default under the Indenture. Such enforcement of a right or remedy by the Issuer, the Owner Trustee, the Enhancer or the Indenture Trustee, as applicable, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser or the Issuer directly.

Section 8.10 Survival. The representations and warranties made herein by each Seller and the provisions of Article VI hereof shall survive the purchase of the Initial Mortgage Loans hereunder and any transfer of Subsequent Mortgage Loans pursuant to this Agreement and the related Subsequent Transfer Agreement.

Section 8.11 Third Party Beneficiary. The Enhancer shall be a third party beneficiary hereof and shall be entitled to enforce the provisions of this Agreement as if a party hereto.

        IN WITNESS WHEREOF, the parties hereto have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.


           RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as
               Purchaser



           By:
               ---------------------------------------
               Name: Patricia C. Taylor
               Title:   Vice President



           GMAC MORTGAGE CORPORATION,
                 as Seller and Servicer



           By:
               ---------------------------------------
               Name:
               Title:



           WALNUT GROVE MORTGAGE LOAN
           TRUST 2003-A, as Seller

           By: WILMINGTON TRUST COMPANY,
                  not in its individual capacity but solely
                  as
                  Owner Trustee



           By:
               ---------------------------------------
               Name:
               Title:

                          GMACM HOME EQUITY LOAN TRUST 2004-HE3, as Issuer

                          By: WILMINGTON TRUST COMPANY,
                                 not in its individual capacity but solely
                                 as
                                 Owner Trustee



                          By:
                              ---------------------------------------
                              Name:
                              Title:



                          WELLS FARGO BANK, N.A., as Indenture Trustee


                          By:
                              ---------------------------------------
                              Name:
                              Title:

                                    EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT 2

                      FORM OF SUBSEQUENT TRANSFER AGREEMENT

        Pursuant to this Subsequent Transfer Agreement No. (the "Agreement"), dated as of , , between [_________], as seller (the "Seller"), and GMACM Home Equity Loan Trust 2004-HE3, as issuer (the "Issuer"), and pursuant to the mortgage loan purchase agreement dated as of June 30, 2004 (the "Mortgage Loan Purchase Agreement"), among GMAC Mortgage Corporation, as a seller and servicer, Walnut Grove Mortgage Loan Trust 2003-A, as a Seller, Residential Asset Mortgage Products, Inc., as purchaser (the "Purchaser"), the Issuer and Wells Fargo Bank, N.A., as indenture trustee (the "Indenture Trustee"), the Seller and the Issuer agree to the sale by the Seller and the purchase by the Issuer of the mortgage loans listed on the attached Schedule of Subsequent Mortgage Loans (the "Subsequent Mortgage Loans").

        Capitalized terms used and not defined herein have their respective meanings as set forth in Appendix A to the indenture dated as of June 30, 2004, between the Issuer and the Indenture Trustee, which meanings are incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

        Section 1.    Sale of Subsequent Mortgage Loans.

        (a) The Seller does hereby sell, transfer, assign, set over and convey to the Issuer, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans (including the Subsequent Cut-Off Date Principal Balance now existing and all Additional Balances thereafter arising to and including the date immediately preceding the commencement of the Rapid Amortization Period), all principal received and interest thereon on and after the Subsequent Cut-Off Date, all monies due or to become due thereon and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to
Section 2.2 of the Mortgage Loan Purchase Agreement; provided, however, that the Seller reserves and retains all right, title and interest in and to principal received and interest accruing on the Subsequent Mortgage Loans prior to the Subsequent Cut-Off Date. The Seller, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Indenture Trustee each item set forth in Section 2.2 of the Mortgage Loan Purchase Agreement.

        The transfer to the Issuer by the Seller of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the parties hereto to constitute a sale by the Seller to the Issuer on the Subsequent Transfer Date of all the Seller's right, title and interest in and to the Subsequent Mortgage Loans, and other property as and to the extent described above, and the Issuer hereby acknowledges such transfer. In the event the transactions set forth herein shall be deemed not to be a sale, the Seller hereby grants to the Issuer as of the Subsequent Transfer Date a security interest in all of the Seller's right, title and interest in, to and under all accounts, chattel papers, general intangibles, contract rights, certificates of deposit, deposit accounts, instruments, documents, letters of credit, money, payment intangibles, advices of credit, investment property, goods and other property consisting of, arising under or related to the Subsequent Mortgage Loans, and such other property, to secure all of the Issuer's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. The Seller agrees to take or cause to be taken such actions and to execute such documents, including the filing of all necessary UCC-1 financing statements filed in the State of Delaware and the Commonwealth of Pennsylvania (which shall be submitted for filing as of the Subsequent Transfer Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office or jurisdiction of incorporation of the Seller, as are necessary to perfect and protect the Issuer's interests in each Subsequent Mortgage Loan and the proceeds thereof.

        (b) The expenses and costs relating to the delivery of the Subsequent Mortgage Loans, this Agreement and the Mortgage Loan Purchase Agreement shall be borne by the Seller.

        (c) Additional terms of the sale are set forth on Attachment A hereto.

        Section 2.    Representations and Warranties; Conditions Precedent.
                      ----------------------------------------------------

        (a) The Seller hereby affirms the representations and warranties made by it and set forth in Section 3.1 of the Mortgage Loan Purchase Agreement that relate to the Seller or the Subsequent Mortgage Loans as of the date hereof. The Seller hereby confirms that each of the conditions set forth in Section 2.2(b) of the Mortgage Loan Purchase Agreement are satisfied as of the date hereof and further represents and warrants that each Subsequent Mortgage Loan complies with the requirements of this Agreement and Section 2.2(c) of the Mortgage Loan Purchase Agreement. GMACM, as Servicer of the Subsequent Mortgage Loans hereby affirms the representations and warranties made by it regarding the Subsequent Mortgage Loans as set forth in Section 3.1 of the Mortgage Loan Purchase Agreement.

        (b) The Seller is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Instrument or by the performance of its obligations hereunder nor is it aware of any pending insolvency; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Seller prior to the date hereof.

        (c) All terms and conditions of the Mortgage Loan Purchase Agreement relating to the Subsequent Mortgage Loans are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Agreement shall control over the conflicting provisions of the Mortgage Loan Purchase Agreement.

        Section 3. Recordation of Instrument. To the extent permitted by applicable law or a memorandum thereof if permitted under applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the related Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Noteholders' expense on direction of the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the Notes or the Enhancer, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders or the Enhancer or is necessary for the administration or servicing of the Subsequent Mortgage Loans.

        Section 4. GOVERNING LAW. THIS INSTRUMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        Section  5.   Counterparts.   This   Instrument   may  be   executed  in
counterparts, each of which, when so executed, shall be deemed to be an original and together shall constitute one and the same instrument.

        Section 6. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Seller and the Issuer and their respective successors and assigns.


             [----------------------------------],
                as Seller



             By:
                 ---------------------------------------
                 Name:
                 Title:


             GMACM HOME EQUITY LOAN TRUST 2004-HE3, as Issuer

             By: WILMINGTON TRUST COMPANY,
                    not in its individual capacity but solely
                    as
                    Owner Trustee



             By:
                 ---------------------------------------
                 Name:
                 Title:


             GMAC MORTGAGE CORPORATION,
                as Servicer



             By:
                 ---------------------------------------
                 Name:
                 Title:

                                   Attachments

A.  Additional  terms of sale.
B.  Schedule of Subsequent  Mortgage  Loans.
C.  Seller's Officer's Certificate.
D. Seller's Officer's Certificate (confirmation of Enhancer approval).

                      GMACM HOME EQUITY LOAN TRUST 2004-HE3

              ATTACHMENT A TO FORM OF SUBSEQUENT TRANSFER AGREEMENT

                                      ------------, ----


A.
      1. Subsequent Cut-Off Date: 2. Pricing Date: 3. Subsequent Transfer Date:
      4. Aggregate  Principal Balance of the Subsequent Mortgage Loans as of the
      Subsequent Cut-Off Date:
      5.   Purchase Price:                                                   100.00%
B.
As to all Subsequent Mortgage Loans:
      1.   Longest stated term to maturity:                                             months
                                                                             ----------
      2.   Minimum Loan Rate:                                                           %
                                                                             ----------
      3.   Maximum Loan Rate:                                                           %
                                                                             ----------
      4.   WAC of all Subsequent Mortgage Loans:                                        %
                                                                             ----------
      5.   WAM of all Subsequent Mortgage Loans:                                        %
                                                                             ----------
      6.   Largest Principal Balance:                                        $
      7.   Non-owner occupied Mortgaged Properties:                                     %
                                                                             ----------
      8.   California zip code concentrations:                                   % and      %
                                                                             ----      ----
      9.   Condominiums:                                                                %
                                                                             ----------
      10.  Single-family:                                                               %
                                                                             ----------
      11.  Weighted average term since origination:                                    %
                                                                             ----------
      12.  Principal balance of Subsequent Mortgage Loans with respect to    $
           which the Mortgagor is an employee of GMACM or an affiliate of
           GMACM:
      13.  Number  of  Subsequent  Mortgage  Loans  with  respect  to which  the
           Mortgagor is an employee of GMACM or an affiliate of GMACM:


                                    EXHIBIT 3

                             FORM OF ADDITION NOTICE



DATE:

Wells Fargo Bank, N.A.                           Moody's Investors Service, Inc.
9062 Old Annapolis Road                          99 Church Street
Columbia, Maryland 21045                         New York, New York 10007
..


Financial Security Assurance Inc.           Standard & Poor's, a division of The
350 Park Avenue                                   McGraw-Hill Companies, Inc.
New York, New York 10022                          55 Water Street
Attention:  Managing Director - Transaction       New York, New York 10041-0003
Oversight, Re: GMACM Home Equity Loan Trust
2004 HE3, Policy No. 51527-N


Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware 19890



                    Re: GMACM Home Equity Loan Trust 2004-HE3

Ladies and Gentlemen:

        Pursuant to Section 2.2 of the mortgage loan purchase agreement dated as of June 30, 2004 (the "Purchase Agreement"), among GMAC Mortgage Corporation, as a Seller and Servicer, Walnut Grove Mortgage Loan Trust 2003-A, as a Seller, Residential Asset Mortgage Products, Inc., as Purchaser, GMACM Home Equity Loan Trust 2004-HE3, as Issuer and Wells Fargo Bank, N.A., as Indenture Trustee, the Seller has designated the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule attached hereto to be sold to the Issuer on , , with an aggregate Principal Balance of $ . Capitalized terms not otherwise defined herein have the meaning set forth in the Appendix A to the indenture dated as of June 30, 2004, between the Issuer and the Indenture Trustee.

        Please acknowledge your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.


                                            Very truly yours,


                                            [----------------------------],
                                               as Seller



                                            By:
                                                -----------------------------
                                                Name:
                                                Title:


ACKNOWLEDGED AND AGREED:

WELLS FARGO BANK, N.A.,
    as Indenture Trustee



By:
    --------------------------------
    Name:
    Title:


                                TABLE OF CONTENTS

                                                                                            PAGE




ARTICLE I         DEFINITIONS...............................................................2

        Section 1.1   Definitions...........................................................2

        Section 1.2   Other Definitional Provisions.........................................2

ARTICLE II        SALE OF MORTGAGE LOANS AND RELATED PROVISIONS.............................3

        Section 2.1   Sale of Initial Mortgage Loans........................................3

        Section 2.2   Sale of Subsequent Mortgage Loans.....................................6

        Section 2.3   Payment of Purchase Price.............................................9

        Section 2.4   [Reserved]...........................................................11

        Section 2.5   Draws During Rapid Amortization Period...............................11

ARTICLE III       REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH......................11

        Section 3.1   Representations and Warranties.......................................11

ARTICLE IV        SELLERS' COVENANTS.......................................................21

        Section 4.1   Covenants of the Sellers.............................................21

ARTICLE V         SERVICING................................................................22

        Section 5.1   Servicing............................................................22

ARTICLE VI        LIMITATION ON LIABILITY OF THE SELLERS...................................22

        Section 6.1   Limitation on Liability of the Sellers...............................22

ARTICLE VII       TERMINATION..............................................................22

        Section 7.1   Termination..........................................................22

ARTICLE VIII      MISCELLANEOUS PROVISIONS.................................................22

        Section 8.1   Amendment............................................................22

        Section 8.2   Governing Law........................................................22

        Section 8.3   Notices..............................................................23

        Section 8.4   Severability of Provisions...........................................24

        Section 8.5   Relationship of Parties..............................................24

        Section 8.6   Counterparts.........................................................24

        Section 8.7   Further Agreements...................................................24

        Section 8.8   Intention of the Parties.............................................24

        Section 8.9   Successors and Assigns; Assignment of this Agreement.................25

        Section 8.10  Survival.............................................................25

        Section 8.11  Third Party Beneficiary..............................................25

EXHIBIT 1 MORTGAGE LOAN SCHEDULE............................................................0

EXHIBIT 2 FORM OF SUBSEQUENT TRANSFER AGREEMENT.............................................1

EXHIBIT 3 FORM OF ADDITION NOTICE...........................................................1
